                                                                 Exhibit m(1)(u)

                                AMENDMENT NO. 20
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS A SHARES)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April , 2006, as follows:

      WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Floating Rate Fund.

      NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS A SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

      The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class A Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class A Shares of each Portfolio to the average daily net assets of the Class A Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class A Shares of the Portfolio.

                                            MINIMUM
                                             ASSET
      AIM COUNSELOR SERIES TRUST             BASED     MAXIMUM    MAXIMUM
      --------------------------             SALES     SERVICE   AGGREGATE
      PORTFOLIO - CLASS A SHARES            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Advantage Health Sciences Fund     0.00%      0.25%     0.25%
      AIM Floating Rate Fund                 0.00%      0.25%     0.25%
      AIM Multi-Sector Fund                  0.00%      0.25%     0.25%
      AIM Structured Core Fund               0.00%      0.25%     0.25%
      AIM Structured Growth Fund             0.00%      0.25%     0.25%
      AIM Structured Value Fund              0.00%      0.25%     0.25%

                                            MINIMUM
                                             ASSET
      AIM EQUITY FUNDS                       BASED     MAXIMUM    MAXIMUM
      --------------------------             SALES     SERVICE   AGGREGATE
      PORTFOLIO - CLASS A SHARES            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Capital Development Fund           0.00%      0.25%     0.25%
      AIM Charter Fund                       0.00%      0.25%     0.25%
      AIM Constellation Fund                 0.00%      0.25%     0.25%
      AIM Diversified Dividend Fund          0.00%      0.25%     0.25%
      AIM Large Cap Basic Value Fund         0.00%      0.25%     0.25%
      AIM Large Cap Growth Fund              0.00%      0.25%     0.25%
      AIM Select Basic Value Fund            0.00%      0.25%     0.25%

                                                        MINIMUM
                                                         ASSET
      AIM FUNDS GROUP                                    BASED    MAXIMUM     MAXIMUM
      --------------------------                         SALES    SERVICE    AGGREGATE
      PORTFOLIO - CLASS A SHARES                        CHARGE      FEE         FEE
                                                        ------      ---         ---
      AIM Basic Balanced Fund                           0.00%      0.25%      0.25%
      AIM European Small Company Fund                   0.00%      0.25%      0.25%
      AIM Global Value Fund                             0.00%      0.25%      0.25%
      AIM International Small Company Fund              0.00%      0.25%      0.25%
      AIM Mid Cap Basic Value Fund                      0.00%      0.25%      0.25%
      AIM Select Equity Fund                            0.00%      0.25%      0.25%
      AIM Small Cap Equity Fund                         0.00%      0.25%      0.25%

                                                        MINIMUM
                                                         ASSET
      AIM GROWTH SERIES                                  BASED    MAXIMUM     MAXIMUM
      --------------------------                         SALES    SERVICE    AGGREGATE
      PORTFOLIO - CLASS A SHARES                        CHARGE      FEE         FEE
                                                        ------      ---         ---
      AIM Basic Value Fund                              0.00%      0.25%      0.25%
      AIM Conservative Allocation Fund                  0.00%      0.25%      0.25%
      AIM Global Equity Fund                            0.00%      0.25%      0.25%
      AIM Growth Allocation Fund                        0.00%      0.25%      0.25%
      AIM Income Allocation Fund                        0.00%      0.25%      0.25%
      AIM International Allocation Fund                 0.00%      0.25%      0.25%
      AIM Mid Cap Core Equity Fund                      0.00%      0.25%      0.25%
      AIM Moderate Allocation Fund                      0.00%      0.25%      0.25%
      AIM Moderate Growth Allocation Fund               0.00%      0.25%      0.25%
      AIM Moderately Conservative Allocation Fund       0.00%      0.25%      0.25%
      AIM Small Cap Growth Fund                         0.00%      0.25%      0.25%

                                                        MINIMUM
                                                         ASSET
      AIM INTERNATIONAL MUTUAL FUNDS                     BASED    MAXIMUM    MAXIMUM
      ------------------------------                     SALES    SERVICE   AGGREGATE
      PORTFOLIO - CLASS A SHARES                        CHARGE      FEE        FEE
                                                        ------      ---        ---
      AIM Asia Pacific Growth Fund                      0.00%      0.25%      0.25%
      AIM European Growth Fund                          0.00%      0.25%      0.25%
      AIM Global Aggressive Growth Fund                 0.00%      0.25%      0.25%
      AIM Global Growth Fund                            0.00%      0.25%      0.25%
      AIM International Core Equity Fund                0.00%      0.25%      0.25%
      AIM International Growth Fund                     0.00%      0.25%      0.25%

                                                        MINIMUM
                                                         ASSET
      AIM INVESTMENT FUNDS                               BASED    MAXIMUM    MAXIMUM
      --------------------------                         SALES    SERVICE   AGGREGATE
      PORTFOLIO - CLASS A SHARES                        CHARGE      FEE        FEE
                                                        ------      ---        ---
      AIM China Fund                                    0.00%      0.25%      0.25%
      AIM Developing Markets Fund                       0.00%      0.25%      0.25%
      AIM Enhanced Short Bond Fund                      0.00%      0.25%      0.25%
      AIM Global Health Care Fund                       0.00%      0.25%      0.25%
      AIM International Bond Fund                       0.00%      0.25%      0.25%
      AIM Japan Fund                                    0.00%      0.25%      0.25%
      AIM Trimark Endeavor Fund                         0.00%      0.25%      0.25%
      AIM Trimark Fund                                  0.00%      0.25%      0.25%
      AIM Trimark Small Companies Fund                  0.00%      0.25%      0.25%

                                            MINIMUM
                                             ASSET
      AIM INVESTMENT SECURITIES FUNDS        BASED     MAXIMUM    MAXIMUM
      -------------------------------        SALES     SERVICE   AGGREGATE
      PORTFOLIO - CLASS A SHARES            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Global Real Estate Fund            0.00%      0.25%      0.25%
      AIM High Yield Fund                    0.00%      0.25%      0.25%
      AIM Income Fund                        0.00%      0.25%      0.25%
      AIM Intermediate Government Fund       0.00%      0.25%      0.25%
      AIM Limited Maturity Treasury Fund     0.00%      0.15%      0.15%
      AIM Municipal Bond Fund                0.00%      0.25%      0.25%
      AIM Real Estate Fund                   0.00%      0.25%      0.25%
      AIM Short Term Bond Fund               0.00%      0.25%      0.25%
      AIM Total Return Bond Fund             0.00%      0.25%      0.25%

                                            MINIMUM
                                             ASSET
      AIM SECTOR FUNDS                       BASED     MAXIMUM    MAXIMUM
      --------------------------             SALES     SERVICE   AGGREGATE
      PORTFOLIO - CLASS A SHARES            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Energy Fund                        0.00%      0.25%      0.25%
      AIM Financial Services Fund            0.00%      0.25%      0.25%
      AIM Gold & Precious Metals Fund        0.00%      0.25%      0.25%
      AIM Leisure Fund                       0.00%      0.25%      0.25%
      AIM Technology Fund                    0.00%      0.25%      0.25%
      AIM Utilities Fund                     0.00%      0.25%      0.25%

                                            MINIMUM
                                             ASSET
      AIM SPECIAL OPPORTUNITIES FUNDS        BASED     MAXIMUM    MAXIMUM
      -------------------------------        SALES     SERVICE   AGGREGATE
      PORTFOLIO - CLASS A SHARES            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Opportunities I Fund               0.00%      0.25%      0.25%
      AIM Opportunities II Fund              0.00%      0.25%      0.25%
      AIM Opportunities III Fund             0.00%      0.25%      0.25%

                                            MINIMUM
                                             ASSET
      AIM STOCK FUNDS                        BASED     MAXIMUM    MAXIMUM
      --------------------------             SALES     SERVICE   AGGREGATE
      PORTFOLIO - CLASS A SHARES            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Dynamics Fund                      0.00%      0.25%      0.25%

                                            MINIMUM
                                             ASSET
                                             BASED     MAXIMUM    MAXIMUM
                                             SALES     SERVICE   AGGREGATE
      AIM SUMMIT FUND                       CHARGE       FEE        FEE
      ---------------                       ------       ---        ---
      Class A Shares                         0.00%      0.25%      0.25%

                                            MINIMUM
                                             ASSET
      AIM TAX-EXEMPT FUNDS                   BASED     MAXIMUM    MAXIMUM
      --------------------------             SALES     SERVICE   AGGREGATE
      PORTFOLIO - CLASS A SHARES            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM High Income Municipal Fund         0.00%      0.25%      0.25%
      AIM Tax-Exempt Cash Fund               0.00%      0.25%      0.25%

      * The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  April   , 2006